POWER OF ATTORNEY

The undersigned officer and/or trustee of Horizon Funds (the “Trust”) hereby appoints John Drahzal, Matthew Chambers, and Stephen Terry (with full power to each of them to act alone), with full power of substitution and resubstitution, to act as his true and lawful attorney-in-fact and agent to execute, in any and all capacities, any and all documents relating to the Trust, including but not limited to registration statements  on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy solicitation materials and amendments thereto, applications and amendments to applications, and any other documents, instruments or amendments in connections therewith, and to file with the U.S. Securities and Exchange Commission or any other regulatory authority each and any of the foregoing, and hereby grants onto each said attorney-in-fact and agent full power and authority to do and perform on his behalf each and every act and thing requisite, necessary or desirable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this January 2nd, 2022.

/s/ Thomas Okel, Trustee

POWER OF ATTORNEY

The undersigned officer and/or trustee of Horizon Funds (the “Trust”) hereby appoints John Drahzal, Matthew Chambers, and Stephen Terry (with full power to each of them to act alone), with full power of substitution and resubstitution, to act as his true and lawful attorney-in-fact and agent to execute, in any and all capacities, any and all documents relating to the Trust, including but not limited to registration statements  on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy solicitation materials and amendments thereto, applications and amendments to applications, and any other documents, instruments or amendments in connections therewith, and to file with the U.S. Securities and Exchange Commission or any other regulatory authority each and any of the foregoing, and hereby grants onto each said attorney-in-fact and agent full power and authority to do and perform on his behalf each and every act and thing requisite, necessary or desirable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this February 3rd, 2022.

/s/ Todd Gaylord, Trustee

POWER OF ATTORNEY

The undersigned officer and/or trustee of Horizon Funds (the “Trust”) hereby appoints John Drahzal, Matthew Chambers, and Stephen Terry (with full power to each of them to act alone), with full power of substitution and resubstitution, to act as his true and lawful attorney-in-fact and agent to execute, in any and all capacities, any and all documents relating to the Trust, including but not limited to registration statements  on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy solicitation materials and amendments thereto, applications and amendments to applications, and any other documents, instruments or amendments in connections therewith, and to file with the U.S. Securities and Exchange Commission or any other regulatory authority each and any of the foregoing, and hereby grants onto each said attorney-in-fact and agent full power and authority to do and perform on his behalf each and every act and thing requisite, necessary or desirable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this February 2nd, 2022.

/s/ John W. Davidson, Trustee